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                              EXHIBIT 10.11

		      AMENDMENT TO LEASE FOR PREMISES OF
			    HART SCIENTIFIC, INC.


HART SCIENTIFIC
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							      December 8, 1995





Mr. Steven A. Barnes
P.O. Box 245
West Jordan, Utah  84084

Dear Steve:

     Our original lease rate on the new building per our lease dated August 23, 1995 is $11,333 per month. Based upon the fact that you have made some changes to the building including about $35,000 in heating and cooling equipment for the lab, we agree to a final rent on the new building of $13,000 per month.

     All other terms and conditions of the lease will remain the same. We do not agree to cover any additional costs except those covered by $13,000 per month rent.

     This letter shall serve as an addendum to the lease. If you accept these terms and conditions, please sign this letter as owner and landlord.

     Please return a copy to me.

Sincerely,

HART SCIENTIFIC                         STEVEN A. BARNES


By   /s/ JAMES TRIPLETT                 By /S/ STEVEN BARNES
----------------------------            ------------------------------
  Chief Executive Officer                 Owner and Landlord

Date:   December 8, 1995                Date:  December 8, 1995
     ----------------------                  -------------------------

		    -----------------------------------
		   220 North 1300 West     P.O. Box 435
		     Pleasant Grove, Utah  84062-0435
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